UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02608)

Exact name of registrant as specified in charter: Putnam Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007 — March 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Money Market Fund

3|31|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Money Market
Fund

3 | 31 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	14
Your fund’s management	16
Terms and definitions	17
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	25

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Challenges continued to mount for investors in the first quarter of 2008. The markets struggled as economic news — from falling housing prices to rising inflation — painted a gloomy backdrop to an already-difficult situation. Many economists now believe that the United States is in or near recession. Fortunately, the Federal Reserve Board (the Fed) and federal lawmakers have reacted quickly, employing creative and, in some instances, unprecedented moves to ameliorate the situation. As of this writing, the Fed has cut rates a total of 3.25 percentage points since last September and added nearly $400 billion in liquidity to the credit markets. In a historic move, the Fed also provided financing to facilitate JPMorgan Chase’s buyout of investment bank Bear Stearns, which was on the brink of failure. In February, lawmakers, working with the president, approved an economic stimulus package that will put $168 billion into the hands of millions of U.S. taxpayers starting this month.

As investors it is important to keep a long-term perspective and remember the counsel of your financial representative during times like these. Markets can recover quickly, and investors who sit on the sidelines run the risk of missing the rebound. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. What’s more, recessions in the United States are usually short-lived compared with economic expansions. Since 1960, the economy has experienced 7 recessions lasting an average of 11 months, versus 64 months for the average expansion. Perhaps most important is the value that a properly diversified portfolio can offer by balancing areas of weakness with areas of strength.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Putnam Money Market Fund: Seeking accessibility
and current income with relatively low risk

For most people, keeping of their savings in a low-risk, easily accessible place is an essential part of their overall investment strategy. Putnam Money Market Fund can play a valuable role in many investors’ portfolios because it seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with current income at short-term rates.

By investing in high-quality short-term money market instruments for which there are deep and liquid markets, the fund’s risk of losing principal is very low. Putnam Money Market Fund generally invests in securities that are rated by at least one nationally recognized rating service in its highest or second-highest categories.

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. As illustrated below, money market fund yields typically rise and fall along with short-term interest rates. Money market funds may not track rates exactly, however, as securities in these funds mature and are replaced with newer instruments earning the most current interest rates.

Whether you want to earmark money for planned near-term expenses or future investment opportunities, or just stow away cash for an unforeseen “rainy day,” Putnam Money Market Fund can be an attractive choice.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Types of money market securities

Money market securities are issued by governments, government agencies, financial institutions, and established non-financial companies. Typically, such instruments have a remaining maturity of 13 months or less. Securities your fund invests in include:

Commercial paper Short-term unsecured loans issued by large corporations, typically for financing accounts receivable and inventories

Bank certificates of deposit Direct obligations of the issuing commercial bank or savings and loan association

Repurchase agreements (repos) Contracts in which one party sells a security to another party and agrees to buy it back later at a specified price; acts in economic terms as a secured loan

Government securities Direct short-term obligations of governments or government agencies; for example, U.S. Treasury bills

Performance snapshot

Putnam Money
Market Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Joanne, thanks for spending time with us today to discuss Putnam Money Market Fund. During the reporting period, the financial markets experienced some of the greatest volatility in recent memory. How did the fund perform in this environment?

The fund returned 2.14% during the first half of its fiscal year, which ended March 31, 2008 — outpacing the average return of its Lipper category for the period. By maintaining our rigorous standards and selecting only the highest-quality money market investments, we were able to minimize the impact of the market volatility by avoiding the securities that suffered in the wake of credit concerns, recessionary fears, and the collapse of investor confidence. We were also pleased with this result given the sharp decline in short-term interest rates, which complicated our search for attractive income. During the reporting period, the Fed reduced its benchmark federal funds rate from 4.75% to 2.25%

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/08. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 18.

to help stabilize U.S. capital markets and promote economic growth.

What steps did you take to preserve the fund’s $1.00 net asset value and insulate the portfolio from volatility?

We believe effective security selection and our emphasis on safety played a significant role in the fund’s stable $1.00 net asset value. In essence, we were willing to give up some yield in favor of preserving principal and minimizing volatility.

Since the spring of 2007, when we foresaw that the problems in the mortgage market might spill over into the money market sector, we have paid close attention to the structured finance and credit markets — well in advance of the fallout. This cautionary stance, combined with stringent bottom-up analysis that identifies issuers with the strongest fundamentals and highest credit ratings, helped us avoid securities that proved most disappointing during the reporting period. The fund not only lacked direct exposure to the subprime mortgage market, it also avoided securities issued by structured investment vehicles (SIVs) — complex financial entities that have come under scrutiny since the financial markets experienced credit and liquidity problems.

Performance comparisons As of 3/31/08

Current yield†

Regular savings account	0.20%

Average taxable money market fund compound 7-day yield‡	2.24

3-month certificate of deposit	2.79

Putnam Money Market Fund* (7-day yield)

Class A	2.78

Class B	2.28

Class C	2.28

Class M	2.63

Class R	2.28

Class T	2.53

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on regular savings and on bank certificates of deposits (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return and are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

* During the period, this fund may have limited expenses, without which yields would have been lower.

† Sources: Bank of America (regular savings account), iMoneyNet (average taxable money market fund compound 7-day yield), and Federal Reserve Board of Governors (3-month CDs).

‡ Data as of 4/1/08.

Given the sharp drop in short-term rates during the reporting period, what strategies did you pursue?

Typically, in a declining interest-rate environment, our strategy would be to extend the weighted average days to maturity (WAM) to lock in the highest level of income for as long as possible by purchasing fixed-rate paper with longer maturity horizons of 6 to 12 months. However, given the extreme volatility that characterized the markets throughout the reporting period, we kept the portfolio’s WAM shorter than otherwise would be the case. This meant finding value among the shorter end of our investment universe, including securities issued by both U.S. and foreign issuers. The portfolio’s WAM was 45 days at the end of the fund’s prior fiscal year, on September 30, 2007, and 35 days on March 31, 2008. The fund’s 7-day yield dropped from 5.12% at the beginning of the fiscal year to 2.78% on March 31.

Can you describe some holdings that favorably influenced performance?

We continue to invest in short-term debt issued by large global banks. When assessing these financial institutions, our team looks for sizable franchises with diverse revenue sources, which can help these banks weather the economic slowdowns. While not immune to the current market challenges, these institutions are benefiting from their larger market share, reliable funding, and access to capital. Domestically, Bank of America, the

Portfolio composition comparison

This chart shows how the fund’s top 5 weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

* Excludes asset-backed securities.

largest U.S. depository, and Citigroup, with its unique global retail franchise, are two examples of banks that fit our criteria. Swedbank, a leading franchise in Sweden with diverse operations in northern Europe, and the Italian bank, Unicredito Italiano, which has a prominent foothold in Europe, demonstrate our strategy abroad.

As we have seen in the United States with the Fed, central banks around the globe, including the European Central Bank, are providing liquidity support to their domestic banking systems. We expect these central banks to continue taking steps to ease the market stress. Ultimately, we believe the strong banks that we invest in should benefit from the superior franchises as a result.

The asset-backed commercial paper (ABCP) market presented opportunities as well. The ABCP issuers that we consider appropriate investments, including Atlantic Asset Securitization, LLC and Victory Receivables Corp., must meet three important criteria. First, they must be backed by diversified high-quality finan-cial assets, including trade receivables, commercial loans, student loans, equipment leases, and many other asset types. Second, they must maintain ample third-party structural support, which includes credit enhancement and liquidity backing. And finally, they need to have strong management and sponsorship. Our effort to avoid ABCP issuers that do not meet these three criteria has meant that the fund did not invest in the more problematic sectors of the market, including SIVs.

We’ve also found some attractive opportunities in the life insurance sector, a new area of investment for the fund. We have selected funding agreement-backed structures issued by operating company subsidiaries of the larger, more diverse life insurers. Our credit analysis indicates that these entities, including Metropolitan Life, Prudential, and Pacific Life, have and should retain solid credit fundamentals that are driven by good core profitability, healthy balance sheets, and diversified general investment accounts.

What is your outlook for the remainder of the fiscal year?

As of this interview, many market observers agree that the U.S. economy is contracting — beset by a depressed housing market, rising energy prices, and lack of liquidity in credit markets. Revived recessionary fears have prompted bond markets to anticipate more Fed easing, which will likely contribute to a steeper yield curve, as continued Fed cuts can reduce short-term rates and inflationary pressures could lift long-term rates.

In addition to lowering borrowing costs by reducing the federal funds rate, the Fed has many other tools at its disposal to infuse money into the banking system and ease the liquidity crisis. The Fed’s announcement of a $200 billion lending program for investment banks and a $100 billion credit line for banks and thrift institutions, as well as its decision to accept potentially risky mortgage-backed securities as collateral, are examples of innovative ways that the central bank is responding to the turmoil in the credit markets.

Since we do not expect a speedy reversal of the downturn, we are maintaining a conservative risk position in the fund. However, now that the correction has made prices more attractive on a security-by-security basis, our challenge will be to pinpoint investments that have been unjustifiably hurt by risk aversion, versus those that have been affected by negative credit fundamentals. As this sorting-out process takes place, we think that the fund is in a good position to take advantage of value opportunities created by the correction.

Joanne, thank you for your time and insights.

I N  T H E  N E W S

The subprime mortgage financial crisis started in the United States during the fall of 2006, and became a global financial crisis by July 2007. Lax mortgage-lending practices in 2005 and 2006 resulted in rising debt loads for borrowers with weak credit histories.This situation was sustainable when mortgage rates were extremely low and home prices were rising, but as interest rates rose in early 2007, delinquencies and foreclosures began to spike. Many homeowners were unable or unwilling to meet financial commitments, and many lenders were left without a means to recoup their losses. As this report was being prepared, the problem continued to take its toll on markets around the world, most recently with the announced purchase of Bear Stearns Cos. by JPMorgan Chase & Co. In past economic cycles, defaults would have been limited, but the repackaging, securitization, and wide-scale distribution of subprime mortgage debt by investment banks enabled the mortgage crisis to take on global proportions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 3/31/08

	Class A	Class B		Class C		Class M	Class R	Class T
(inception dates)	(10/1/76)	(4/27/92)		(2/1/99)		(12/8/94)	(1/21/03)	(12/31/01)
	NAV	NAV	CDSC	NAV	CDSC	NAV	NAV	NAV

Annual average
(life of fund)	6.19%	5.66%	5.66%	5.66%	5.66%	6.03%	5.65%	5.92%

10 years	41.43	34.54	34.54	34.66	34.66	39.35	34.77	38.00
Annual average	3.53	3.01	3.01	3.02	3.02	3.37	3.03	3.27

5 years	15.66	12.81	10.81	12.81	12.81	14.80	13.00	14.22
Annual average	2.95	2.44	2.07	2.44	2.44	2.80	2.47	2.69

3 years	13.49	11.80	8.80	11.80	11.80	12.98	11.80	12.64
Annual average	4.31	3.79	2.85	3.79	3.79	4.15	3.79	4.05

1 year	4.68	4.16	–0.84	4.16	3.16	4.53	4.16	4.42

6 months	2.14	1.89	–3.11	1.89	0.89	2.07	1.89	2.01

Current yield
(end of period)*

Current
7-day yield	2.78	2.28		2.28		2.63	2.28	2.53

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carries an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class A, M, R, and T shares generally have no CDSC. Performance for class B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable CDSC and higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Comparative Lipper returns
For periods ended 3/31/08

Lipper Money Market
Funds category average*

Annual average
(life of fund)	6.17%

10 years	36.26
Annual average	3.14

5 years	13.34
Annual average	2.53

3 years	11.88
Annual average	3.81

1 year	4.14

6 months	1.84

Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/08, there were 338, 335, 309, 290, 190, and 18 funds, respectively, in this Lipper category.

Fund distribution information

For the six-month period ended 3/31/08

Distributions	Class A	Class B	Class C	Class M	Class R	Class T

Number	6	6	6	6	6	6

Income	$0.021207	$0.018706	$0.018706	$0.020456	$0.018705	$0.019953

Total	$0.021207	$0.018706	$0.018706	$0.020456	$0.018705	$0.019953

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund’s annual operating expenses

For the fiscal year ended 9/30/07

	Class A	Class B	Class C	Class M	Class R	Class T

Total annual fund
operating expenses	0.54%	1.04%	1.04%	0.69%	1.04%	0.79%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Money Market Fund from October 1, 2007, to March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*	$ 2.83	$ 5.35	$ 5.35	$ 3.59	$ 5.35	$ 4.09

Ending value (after expenses)	$1,021.40	$1,018.90	$1,018.90	$1,020.70	$1,018.90	$1,020.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2008, use the calculation method below. To find the value of your investment on October 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*	$ 2.83	$ 5.35	$ 5.35	$ 3.59	$ 5.35	$ 4.09

Ending value (after expenses)	$1,022.20	$1,019.70	$1,019.70	$1,021.45	$1,019.70	$1,020.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Your fund’s annualized
expense ratio	0.56%	1.06%	1.06%	0.71%	1.06%	0.81%

Average annualized expense
ratio for Lipper peer group*	0.57%	1.07%	1.07%	0.72%	1.07%	0.82%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class A shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader, and Jonathan Topper is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Prime Money Market Fund and Putnam Tax Exempt Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Prime Money Market Fund and Putnam Tax Exempt Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class T shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not“interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 34th percentile in management fees and in the 14th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds.This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Money Market Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

13th	13th	15th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 340, 323, and 293 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Money Market Funds category for the one-, five-, and ten-year periods ended March 31, 2008, were 10%, 12%, and 15%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 31st out of 335, 33rd out of 290, and 27th out of 190 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking“best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam FiduciaryTrust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank andTrust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/08 (Unaudited)

ASSET-BACKED COMMERCIAL PAPER (29.6%)*
	Yield (%)	Maturity date	Principal amount	Value

Atlantic Asset Securitization, LLC	3.206	4/30/08	$25,000,000	$24,935,757
Atlantic Asset Securitization, LLC	3.191	4/15/08	44,000,000	43,945,587
Atlantic Asset Securitization, LLC	3.156	4/17/08	9,500,000	9,486,700
Atlantic Asset Securitization, LLC	3.014	5/5/08	20,000,000	19,943,333
Atlantic Asset Securitization, LLC	2.761	5/7/08	49,000,000	48,860,501
Atlantis One Funding Corp.	4.632	4/2/08	16,443,000	16,440,908
Atlantis One Funding Corp.	3.176	5/30/08	36,000,000	35,814,150
Atlantis One Funding Corp.	3.123	5/29/08	40,000,000	39,800,222
Atlantis One Funding Corp.	2.963	5/6/08	40,000,000	39,885,278
Gotham Funding Corp.	3.313	4/17/08	25,000,000	24,963,333
Gotham Funding Corp.	3.310	4/7/08	18,100,000	18,090,045
Gotham Funding Corp.	3.277	4/25/08	24,000,000	23,948,000
Gotham Funding Corp.	3.039	4/18/08	25,000,000	24,964,229
Govco, Inc.	4.192	4/7/08	15,000,000	14,989,625
Govco, Inc.	2.666	6/9/08	7,530,000	7,491,754
Govco, Inc.	2.660	5/12/08	17,100,000	17,048,391
Old Line Funding, LLC	3.217	4/18/08	14,251,000	14,229,465
Old Line Funding, LLC	3.198	4/9/08	22,000,000	21,984,453
Old Line Funding, LLC	3.157	4/8/08	32,606,000	32,586,092
Old Line Funding, LLC	3.135	4/1/08	29,224,000	29,224,000
Ranger Funding Co., LLC	3.276	4/22/08	24,750,000	24,703,078
Sheffield Receivables Corp.	3.474	4/4/08	8,620,000	8,617,522
Sheffield Receivables Corp.	3.244	4/9/08	25,000,000	24,982,056
Sheffield Receivables Corp.	3.159	4/14/08	15,000,000	14,982,938
Sheffield Receivables Corp.	3.075	4/15/08	13,000,000	12,984,479
Sheffield Receivables Corp.	3.021	5/30/08	19,000,000	18,906,583
Sheffield Receivables Corp.	3.011	5/9/08	16,000,000	15,949,333
Three Pillars Funding Corp.	3.531	4/22/08	27,000,000	26,944,875
Three Pillars Funding Corp.	3.349	4/1/08	20,637,000	20,637,000
Three Pillars Funding Corp.	3.023	6/16/08	31,500,000	31,300,500
Three Pillars Funding Corp.	3.015	5/27/08	10,186,000	10,138,465
Thunder Bay Funding, Inc.	3.157	4/10/08	15,000,000	14,988,225
Thunder Bay Funding, Inc.	2.856	4/25/08	25,000,000	24,952,500
Tulip Funding Corp.	3.206	5/7/08	26,000,000	25,917,320
Tulip Funding Corp.	3.007	4/30/08	35,000,000	34,915,417
Victory Receivables Corp.	3.316	4/17/08	46,400,000	46,335,467
Victory Receivables Corp.	3.284	4/2/08	14,270,000	14,268,704
Victory Receivables Corp.	3.264	4/7/08	18,000,000	17,990,250
Victory Receivables Corp.	3.194	4/1/08	41,000,000	41,000,000
Victory Receivables Corp.	2.916	6/2/08	11,000,000	10,945,061
Victory Receivables Corp.	2.763	5/21/08	15,050,000	14,992,517
Working Capital Management Co., L.P.	3.365	4/28/08	45,000,000	44,886,937
Working Capital Management Co., L.P.	3.360	4/14/08	30,000,000	29,963,708
Working Capital Management Co., L.P.	3.318	5/8/08	20,000,000	19,932,167
Yorktown Capital, LLC	3.270	4/7/08	18,000,000	17,990,250
Yorktown Capital, LLC	3.015	5/6/08	15,000,000	14,956,250

Total asset-backed commercial paper (cost $1,092,813,425)				$ 1,092,813,425

CORPORATE BONDS AND NOTES (29.5%)*

	Yield (%)	Maturity date	Principal amount	Value

Domestic (12.6%)
Allstate Life Global Funding Trusts
sr. notes FRN, Ser. MTN (M)	3.332	3/20/13	$32,000,000	$32,000,000
Bank of America, N.A. sr. unsec.
notes FRN, Ser. BKNT (M)	3.208	4/3/14	41,000,000	41,000,000
Bank of America, N.A. FRN Ser. BKNT	3.096	8/11/08	22,000,000	22,000,000
Bank of New York Co., Inc. (The) 144A
sr. unsec. notes FRN, Ser. XMTN	3.068	11/7/08	20,000,000	20,000,000
Citigroup Funding, Inc. company
guaranty FRN, Ser. D	3.070	8/13/08	35,000,000	35,000,000
Lehman Brothers Holdings, Inc. FRN,
Ser. MTNA	2.645	8/27/08	15,400,000	15,400,000
Merrill Lynch & Co., Inc. sr. unsec.
notes FRN, Ser. C	2.958	8/14/08	14,500,000	14,500,000
Merrill Lynch & Co., Inc. sr. unsec.
notes FRN	2.915	8/15/08	26,650,000	26,650,000
Merrill Lynch & Co., Inc. sr. unsec.
notes FRN, Ser. MTN	2.739	8/22/08	30,000,000	30,000,000
Metropolitan Life Global Funding I
144A sr. unsub. notes FRN (M)	4.248	1/9/13	35,000,000	35,000,000
Morgan Stanley & Co. sr. unsec. notes
FRN, Ser. F	3.361	4/25/08	20,000,000	20,000,638
Pacific Life Global Funding 144A
sr. unsec. notes FRN (M)	3.318	2/9/13	18,000,000	18,000,000
PRICOA Global Funding I 144A
FRN (M)	4.118	2/13/13	29,000,000	29,000,000
Prudential Financial, Inc. sr. unsec.
notes FRN, Ser. MTN	3.858	4/23/08	22,000,000	22,000,000
Toyota Motor Credit Corp. sr. unsec.
notes FRN, Ser. B	2.460	3/18/09	30,000,000	30,000,000
Wachovia Bank, NA sr. unsec. notes
FRN, Ser. BKNT (M)	4.753	1/4/13	31,000,000	31,000,000
Wachovia Bank, NA sr. unsec. notes
FRN, Ser. BKNT	2.645	6/27/08	20,000,000	19,992,570
Wal-Mart Stores, Inc. sr. unsec.
unsub. notes FRN	2.700	6/16/08	23,000,000	22,997,226
				464,540,434

Foreign (16.9%)
Australia and New Zealand Banking
Group, Ltd. 144A FRN (Australia) (M)	3.351	3/1/13	22,000,000	22,000,000
Banco Espanol de Credito SA 144A
sr. unsub. notes FRN (Spain)	3.941	8/11/08	19,000,000	19,000,000
Banco Santander Totta SA 144A bank
guaranty FRN (Portugal)	3.085	9/5/08	29,200,000	29,200,000
Bank of Ireland sr. unsec. notes FRN,
Ser. MTN (Ireland)	2.589	12/19/08	24,000,000	23,955,556

CORPORATE BONDS AND NOTES (29.5%)* continued

	Yield (%)	Maturity date	Principal amount	Value

Foreign continued
Bank of Ireland unsec. notes FRN,
Ser. XMTN (Ireland)	2.546	9/19/08	$23,000,000	$23,000,000
Bank of Nova Scotia 144A FRN
(Canada) (M)	2.771	4/9/13	24,000,000	24,000,000
Bank of Scotland PLC 144A FRN,
Ser. MTN* (United Kingdom)	3.058	10/8/08	25,000,000	25,000,000
BNP Paribas 144A FRN (France)	3.060	8/19/08	20,000,000	20,000,000
BP Capital Markets PLC company
guaranty FRN (United Kingdom) (M)	3.039	12/10/12	17,000,000	17,000,000
Caisse Nationale des Caisses d’Epargne
et de Prevoyance 144A FRB (France)	3.066	7/10/08	27,000,000	27,000,000
Commonwealth Bank of Australia
144A sr. unsub. unsec. notes FRN
(Australia) (M)	4.705	1/3/13	10,000,000	10,000,000
Credit Agricole S.A. 144A FRN
(France)	3.838	8/26/08	26,000,000	26,000,000
Credit Agricole S.A. 144A FRN
(France)	2.569	7/22/08	31,000,000	31,000,000
Danske Bank A/S 144A FRN
(Denmark)	2.506	9/19/08	19,000,000	19,000,000
DnB NOR Bank ASA 144A FRN
(Norway)	2.599	9/24/08	31,000,000	31,000,000
HSBC USA, Inc. sr. unsec. notes FRN,
Ser. * (United Kingdom)	2.828	10/15/08	36,000,000	36,000,000
ING Bank NV 144A FRN
(Netherlands) (M)	3.282	3/26/14	20,000,000	20,000,000
Lloyds TSB Bank PLC 144A FRN,
Ser. EXT (United Kingdom)	2.968	9/5/08	27,500,000	27,500,000
Monumental Global Funding II 144A
FRN (Netherlands)	3.198	1/15/09	17,000,000	17,000,000
National Australia Bank 144A FRB
(Australia)	2.736	9/5/08	11,000,000	11,000,000
National Australia Bank 144A FRN
(Australia) (M)	3.218	2/6/14	18,000,000	18,000,000
Nordea Bank AB 144A dep. notes
FRN (Sweden)	3.020	10/10/08	20,000,000	20,000,000
Royal Bank of Scotland Group PLC
144A sr. notes FRN (United Kingdom)	2.756	9/26/08	10,000,000	10,003,138
Societe Generale unsec. notes FRN,
Ser. MTN (France)	3.119	10/1/08	15,000,000	15,000,000
Svenska Handelsbanken FRN, Ser.
MTN (Sweden)	2.589	9/19/08	17,000,000	16,984,847
Svenska Handelsbanken 144A FRN
(Sweden)	4.468	5/6/09	18,000,000	18,000,000
Unicredito Italiano Bank (Ireland) PLC
144A bank guaranty FRN (Italy)	4.433	8/8/08	23,000,000	23,000,000

CORPORATE BONDS AND NOTES (29.5%)* continued

	Yield (%)	Maturity date	Principal amount	Value

Foreign continued
Westpac Banking Corp. 144A FRN
(Australia)	3.070	9/5/08	$21,000,000	$21,000,000
Westpac Banking Corp. 144A FRN
(Australia)	2.818	9/15/08	24,000,000	24,000,000
				624,643,541

Total corporate bonds and notes (cost $1,089,183,975)				$ 1,089,183,975

COMMERCIAL PAPER (16.6%)*

	Yield (%)	Maturity date	Principal amount	Value

Domestic (5.3%)
Citigroup Funding, Inc.	4.259	5/9/08	$36,000,000	$35,866,789
Citigroup Funding, Inc.	4.247	4/15/08	18,000,000	17,970,600
Citigroup Funding, Inc.	3.226	5/14/08	15,000,000	14,942,667
Citigroup Funding, Inc.	3.201	5/21/08	37,000,000	36,836,840
Citigroup Funding, Inc.	3.181	5/13/08	21,000,000	20,922,703
NATC California, LLC (SunTrust Bank
(Letter of Credit (LOC)))	4.296	4/10/08	15,000,000	14,984,063
Vehicle Services of America, Ltd. (Bank
of America, N.A. (LOC))	2.736	6/9/08	54,800,000	54,513,585
				196,037,247

Foreign (11.3%)
Danske Corp. (Denmark)	4.582	4/3/08	35,000,000	34,991,192
Danske Corp. 144A FRN (Denmark)	3.145	12/15/08	17,000,000	17,000,000
Fortis Funding, LLC (Belgium)	2.813	5/13/08	5,500,000	5,482,033
Greenwich Capital Holdings, Inc.
(United Kingdom)	4.919	5/28/08	21,750,000	21,584,700
ICICI Bank, Ltd. (Fortis Bank SA/NV
(LOC)) (Belgium)	5.230	4/4/08	22,000,000	21,990,650
ICICI Bank, Ltd. (Fortis Bank SA/NV
(LOC)) (Belgium)	4.820	5/22/08	30,000,000	29,800,246
ICICI Bank, Ltd. (Fortis Bank SA/NV
(LOC)) (Belgium)	3.097	8/4/08	40,000,000	39,576,389
Natixis (France)	3.153	4/7/08	15,000,000	14,992,125
Santander Central Hispano Finance
(Delaware), Inc. (Spain)	2.917	6/13/08	13,500,000	13,420,612
Societe Generale (France)	4.858	4/4/08	12,700,000	12,694,925
Societe Generale (France)	3.918	4/16/08	32,000,000	31,948,267
Societe Generale (France)	3.134	6/5/08	25,000,000	24,860,069
Societe Generale (France)	2.833	5/27/08	22,900,000	22,799,545
Swedbank Mortgage AB (Sweden)	3.236	6/3/08	30,000,000	29,832,000
Swedbank Mortgage AB (Sweden)	3.201	7/30/08	20,000,000	19,790,000
Swedbank Mortgage AB (Sweden)	3.083	7/9/08	10,000,000	9,916,125
Unicredito Italiano Bank (Ireland)
PLC (Italy)	4.963	4/21/08	18,000,000	17,951,200
Unicredito Italiano Bank (Ireland)
PLC (Italy)	4.959	4/16/08	13,000,000	12,973,567

COMMERCIAL PAPER (16.6%)* continued

	Yield (%)	Maturity date	Principal amount	Value

Foreign continued
Unicredito Italiano Bank (Ireland)
PLC (Italy)	3.178	4/8/08	$9,000,000	$8,994,470
Unicredito Italiano Bank (Ireland)
PLC (Italy)	2.720	7/2/08	5,800,000	5,759,980
Unicredito Italiano Bank (Ireland)
PLC (Italy)	2.597	6/17/08	22,000,000	21,878,597
				418,236,692

Total commercial paper (cost $614,273,939)				$614,273,939

CERTIFICATES OF DEPOSIT (16.5%)*

	Yield (%)	Maturity date	Principal amount	Value

Domestic (0.4%)
Wachovia Bank, NA FRN, Ser. CD	2.864	1/27/09	$15,000,000	$15,000,000

Foreign (16.1%)
Abbey National Treasury Services FRN,
Ser. YCD (United Kingdom)	3.130	2/13/09	22,000,000	22,000,000
ABN AMRO Bank N.V. Ser. ECD
(Netherlands)	2.840	9/5/08	21,000,000	21,012,262
Banco Santander SA Ser. ECD (Spain)	4.170	5/15/08	23,000,000	23,000,832
Bank of Nova Scotia FRN, Ser.
YCD (Canada)	3.062	4/2/08	10,000,000	9,999,988
Bank of Scotland PLC NY
(United Kingdom)	2.540	6/20/08	25,000,000	25,000,000
Bank of Scotland PLC NY Ser.
YCD (United Kingdom)	5.255	4/11/08	20,000,000	20,003,794
Barclays Bank PLC (United Kingdom)	5.100	4/17/08	21,000,000	21,000,000
Barclays Bank PLC Ser. ECD
(United Kingdom)	5.330	5/27/08	23,000,000	23,078,273
Barclays Bank PLC FRN, Ser. YCD1
(United Kingdom)	3.318	3/17/09	18,000,000	18,000,000
Barclays Bank PLC FRN, Ser. YCD1
(United Kingdom)	3.161	2/17/09	17,000,000	17,000,000
Barclays Bank PLC FRN, Ser. YCD1
(United Kingdom)	2.999	2/23/09	21,200,000	21,200,000
Calyon FRN, Ser. YCD (France)	3.071	4/2/08	22,000,000	21,999,986
Canadian Imperial Bank of Commerce
FRN, Ser. YCD1 (Canada)	2.609	9/22/08	31,000,000	31,000,000
Deutsche Bank AG FRN, Ser. YCD
(Germany) (M)	2.809	12/21/12	35,000,000	35,000,000
Deutsche Bank AG FRN, Ser. YCD
(Germany)	2.525	4/29/08	27,000,000	27,000,000
Deutsche Bank AG FRN, Ser. YCD
(Germany)	2.400	4/24/08	23,000,000	22,999,694
Natixis (France)	2.800	6/13/08	26,000,000	26,007,805

CERTIFICATES OF DEPOSIT (16.5%)* continued

	Yield (%)	Maturity date		Principal amount	Value

Foreign continued
Nordea Bank Finland PLC FRN,
Ser. YCD (Sweden)	2.639	7/29/08		$22,000,000	$21,985,400
Societe Generale Ser. ECD (France)	4.805	6/6/08		12,000,000	12,043,586
Societe Generale Ser. YCD (France)	3.090	5/5/08		16,500,000	16,500,000
Sumitomo Mitsui Banking Corp. Ser.
YCD (Japan)	3.120	4/11/08		26,000,000	26,000,072
Swedbank Ser. YCD (Sweden)	2.980	6/6/08		24,500,000	24,504,823
Swedbank FRN, Ser. YCD (Sweden)	3.069	4/3/08		20,600,000	20,599,972
Swedbank FRN, Ser. YCD (Sweden)	3.050	9/8/08		30,600,000	30,571,609
Unicredito Italiano SpA FRN, Ser.
YCD (Italy)	3.109	5/2/08		30,000,000	29,999,993
Unicredito Italiano SpA Ser. ECD
(Italy)	3.245	5/1/08		27,000,000	27,000,000
					594,508,089

Total certificates of deposit (cost $609,508,089)					$609,508,089

SHORT-TERM INVESTMENT FUND (3.7%)* (cost $135,698,338)

				Shares	Value

Putnam Prime Money Market Fund (e)				135,698,338	$135,698,338

U.S. GOVERNMENT AGENCY OBLIGATIONS (3.3%)*

	Yield (%)	Maturity date		Principal amount	Value

Fannie Mae FRN	3.171	7/28/09		$23,000,000	$22,991,349
Federal Home Loan Bank System bonds	4.500	11/7/08		22,000,000	22,000,000
Federal Home Loan Bank System
FRB, Ser. 1	2.890	5/13/09		30,000,000	30,000,000
Federal Home Loan Bank System FRB	2.790	3/13/09		25,000,000	25,000,000
Freddie Mac FRN	2.539	9/21/09		23,400,000	23,400,000

Total U.S. government agency obligations (cost $123,391,349)					$123,391,349

MUNICIPAL BONDS AND NOTES (1.1%)*

		Maturity
	Yield (%)	date	Rating**	Principal amount	Value

CO Hsg. & Fin. Auth. VRDN
(Single Fam.), Ser. A-1, Class I (M)	3.500	11/1/34	VMIG1	$14,450,000	$14,450,000
(Single Fam. Mtge.), Ser. B-2 (M)	3.500	11/1/33	VMIG1	11,620,000	11,620,000
(Single Fam. Mtge.), Ser. B-1 (M)	3.500	11/1/33	VMIG1	10,385,000	10,385,000
PA Hsg. Fin. Agcy. VRDN (Single Fam.
Mtge.), Ser. 99D (M)	3.000	4/1/38	VMIG1	4,900,000	4,900,000

Total municipal bonds and notes (cost $41,355,000)					$41,355,000

PROMISSORY NOTES (0.8%)* (cost $30,000,000)

Yield (%)	Maturity date	Principal amount	Value

Goldman Sachs Group, Inc. (The) FRN
(acquired 4/10/07, cost $30,000,000) ‡ 3.088	4/10/08	$30,000,000	$30,000,000

TOTAL INVESTMENTS
Total investments (cost $3,736,224,115)			$3,736,224,115

* Percentages indicated are based on net assets of $3,695,003,075.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at March 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2008. Security ratings are defined in the Statement of Additional Information.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2008 was $30,000,000 or 0.8% of net assets.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(M) The security’s effective maturity date is less than one year.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Variable Rate Demand Notes (VRDN), Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2008.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at March 31, 2008 (as a percentage of Portfolio Value):

United States	56.2%
United Kingdom	8.1
France	8.1
Sweden	5.7
Italy	3.9
Australia	2.8
Belgium	2.6
Germany	2.3
Denmark	1.9
Canada	1.7
Netherlands	1.6
Spain	1.5
Ireland	1.3
Norway	0.8
Portugal	0.8
Japan	0.7

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$3,600,525,777
Affiliated issuers (identified cost $135,698,338) (Note 5)	135,698,338

Cash	241,838

Interest and other receivables	11,129,215

Receivable for shares of the fund sold	9,439,720

Receivable from Manager (Note 2)	20,942

Total assets	3,757,055,830

LIABILITIES

Distributions payable to shareholders	127,096

Payable for securities purchased	34,915,417

Payable for shares of the fund repurchased	23,047,313

Payable for compensation of Manager (Notes 2 and 5)	2,691,238

Payable for investor servicing fees (Note 2)	611,966

Payable for Trustee compensation and expenses (Note 2)	320,802

Payable for administrative services (Note 2)	4,832

Payable for distribution fees (Note 2)	86,401

Other accrued expenses	247,690

Total liabilities	62,052,755

Net assets	$3,695,003,075

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,696,647,068

Distributions in excess of net investment income (Note 1)	(1,604,360)

Accumulated net realized loss on investments (Note 1)	(39,633)

Total — Representing net assets applicable to capital shares outstanding	$3,695,003,075

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($3,465,461,213 divided by 3,467,079,794 shares)	$1.00

Net asset value and offering price per class B share
($117,505,891 divided by 117,560,551 shares)*	$1.00

Net asset value and offering price per class C share
($30,149,944 divided by 30,163,996 shares)*	$1.00

Net asset value, offering price and redemption price per class M share
($55,561,600 divided by 55,587,568 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($6,396,548 divided by 6,399,512 shares)	$1.00

Net asset value, offering price and redemption price per class T share
($19,927,879 divided by 19,937,173 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/08 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $2,405,657
from investments in affiliated issuers) (Note 5)	$85,266,218

EXPENSES

Compensation of Manager (Note 2)	5,412,697

Investor servicing fees (Note 2)	4,034,355

Custodian fees (Note 2)	36,574

Trustee compensation and expenses (Note 2)	57,467

Administrative services (Note 2)	42,939

Distribution fees — Class B (Note 2)	288,970

Distribution fees — Class C (Note 2)	58,291

Distribution fees — Class M (Note 2)	36,710

Distribution fees — Class R (Note 2)	11,238

Distribution fees — Class T (Note 2)	20,975

Other	513,118

Non-recurring costs (Notes 2 and 6)	6,021

Costs assumed by Manager (Notes 2 and 6)	(6,021)

Fees waived and reimbursed by Manager (Note 5)	(43,726)

Total expenses	10,469,608

Expense reduction (Note 2)	(303,319)

Net expenses	10,166,289

Net investment income	75,099,929

Net increase in net assets resulting from operations	$75,099,929

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/08*	9/30/07

Operations:
Net investment income	$ 75,099,929	$ 160,783,396

Net realized loss on investments	—	(39,633)

Net increase in net assets resulting from operations	75,099,929	160,743,763

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(71,743,025)	(147,009,453)

Class B	(2,151,607)	(6,156,419)

Class C	(422,466)	(720,950)

Class M	(982,135)	(1,922,833)

Class R	(82,468)	(5,406,047)

Class T	(328,995)	(642,813)

Increase from capital share transactions (Note 4)	102,330,857	328,148,464

Total increase in net assets	101,720,090	327,033,712

NET ASSETS

Beginning of period	3,593,282,985	3,266,249,273

End of period (including distributions in excess of net investment
income of $1,604,360 and $993,593, respectively)	$3,695,003,075	$3,593,282,985

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

								Total			Ratio of net
	Net asset		Net	Total	From		Net asset	return	Net	Ratio of	investment
	value,	Net	realized	from	net		value,	at net	assets,	expenses to	income (loss)
	beginning	investment	gain (loss) on	investment	investment	Total	end	asset	end of period	average net	to average
Period ended	of period	income (loss)	investments	operations	income	distributions	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)

CLASS A
March 31, 2008**	$1.00	.0210 (c)	—	.0210	(.0212)	(.0212)	$1.00	2.14 *	$3,465,461	.28 *(c)	2.10 *(c)
September 30, 2007	1.00	.0486 (c,d)	— (e)	.0486	(.0489)	(.0489)	1.00	5.01	3,394,996	.54 (c)	4.84 (c,d)
September 30, 2006	1.00	.0425 (c,f)	—	.0425	(.0425)	(.0425)	1.00	4.34	2,870,990	.50 (c,f)	4.26 (c,f)
September 30, 2005	1.00	.0226 (c)	—	.0226	(.0226)	(.0226)	1.00	2.29	3,087,756	.53 (c)	2.21 (c)
September 30, 2004	1.00	.0068 (c)	—	.0068	(.0068)	(.0068)	1.00	.68	3,537,907	.53 (c)	.70 (c)
September 30, 2003	1.00	.0087	— (e)	.0087	(.0087)	(.0087)	1.00	.87	4,745,555.52		.88

CLASS B
March 31, 2008**	$1.00	.0185 (c)	—	.0185	(.0187)	(.0187)	$1.00	1.89 *	$117,506	.53 *(c)	1.85 *(c)
September 30, 2007	1.00	.0436 (c,d)	— (e)	.0436	(.0439)	(.0439)	1.00	4.49	117,474	1.04 (c)	4.34 (c,d)
September 30, 2006	1.00	.0375 (c,f)	—	.0375	(.0375)	(.0375)	1.00	3.82	174,158	1.00 (c,f)	3.70 (c,f)
September 30, 2005	1.00	.0176 (c)	—	.0176	(.0176)	(.0176)	1.00	1.78	290,268	1.03 (c)	1.63 (c)
September 30, 2004	1.00	.0018 (c)	—	.0018	(.0018)	(.0018)	1.00	.18	520,456	1.03 (c)	.19 (c)
September 30, 2003	1.00	.0037	— (e)	.0037	(.0037)	(.0037)	1.00	.37	874,069	1.02	.39

CLASS C
March 31, 2008**	$1.00	.0185 (c)	—	.0185	(.0187)	(.0187)	$1.00	1.89 *	$30,150	.53 *(c)	1.81 *(c)
September 30, 2007	1.00	.0436 (c,d)	— (e)	.0436	(.0439)	(.0439)	1.00	4.49	19,456	1.04 (c)	4.34 (c,d)
September 30, 2006	1.00	.0375 (c,f)	—	.0375	(.0375)	(.0375)	1.00	3.82	15,723	1.00 (c,f)	3.71 (c,f)
September 30, 2005	1.00	.0176 (c)	—	.0176	(.0176)	(.0176)	1.00	1.78	33,259	1.03 (c)	1.64 (c)
September 30, 2004	1.00	.0018 (c)	—	.0018	(.0018)	(.0018)	1.00	.18	40,935	1.03 (c)	.21 (c)
September 30, 2003	1.00	.0037	— (e)	.0037	(.0037)	(.0037)	1.00	.37	61,755	1.02	.38

CLASS M
March 31, 2008**	$1.00	.0203 (c)	—	.0203	(.0205)	(.0205)	$1.00	2.07 *	$55,562	.36 *(c)	2.01 *(c)
September 30, 2007	1.00	.0471 (c,d)	— (e)	.0471	(.0474)	(.0474)	1.00	4.86	42,641	.69 (c)	4.69 (c,d)
September 30, 2006	1.00	.0410 (c,f)	—	.0410	(.0410)	(.0410)	1.00	4.19	41,887	.65 (c,f)	4.11 (c,f)
September 30, 2005	1.00	.0211 (c)	—	.0211	(.0211)	(.0211)	1.00	2.13	44,682	.68 (c)	2.05 (c)
September 30, 2004	1.00	.0053 (c)	—	.0053	(.0053)	(.0053)	1.00	.53	54,390	.68 (c)	.55 (c)
September 30, 2003	1.00	.0072	— (e)	.0072	(.0072)	(.0072)	1.00	.72	74,921.67		.74

CLASS R
March 31, 2008**	$1.00	.0185 (c)	—	.0185	(.0187)	(.0187)	$1.00	1.89 *	$6,397	.53 *(c)	1.83 *(c)
September 30, 2007	1.00	.0436 (c,d)	— (e)	.0436	(.0439)	(.0439)	1.00	4.49	3,974	1.04 (c)	4.32 (c,d)
September 30, 2006	1.00	.0375 (c,f)	—	.0375	(.0375)	(.0375)	1.00	3.82	153,985	1.00 (c,f)	4.22 (c,f)
September 30, 2005	1.00	.0176 (c)	—	.0176	(.0176)	(.0176)	1.00	1.78	1,687	1.03 (c)	1.99 (c)
September 30, 2004	1.00	.0027 (c)	—	.0027	(.0027)	(.0027)	1.00	.27	131	1.03 (c)	.30 (c)
September 30, 2003†	1.00	.0025	— (e)	.0025	(.0025)	(.0025)	1.00	.25 *	1	.71 *	.25 *

CLASS T
March 31, 2008**	$1.00	.0198 (c)	—	.0198	(.0200)	(.0200)	$1.00	2.01 *	$19,928	.41 *(c)	1.96 *(c)
September 30, 2007	1.00	.0461 (c,d)	— (e)	.0461	(.0464)	(.0464)	1.00	4.75	14,743	.79 (c)	4.59 (c,d)
September 30, 2006	1.00	.0400 (c,f)	—	.0400	(.0400)	(.0400)	1.00	4.08	9,507	.75 (c,f)	3.77 (c,f)
September 30, 2005	1.00	.0201 (c)	—	.0201	(.0201)	(.0201)	1.00	2.03	180,132	.78 (c)	2.02 (c)
September 30, 2004	1.00	.0043 (c)	—	.0043	(.0043)	(.0043)	1.00	.43	124,394	.78 (c)	.46 (c)
September 30, 2003	1.00	.0062	— (e)	.0062	(.0062)	(.0062)	1.00	.62	95,779.77		.52

See notes to financial highlights at the end of this section.
The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

March 31, 2008	<0.01%

September 30, 2007	<0.01

September 30, 2006	<0.01

September 30, 2005	<0.01

September 30, 2004	<0.01

(d) Reflects a non-recurring reallocation of balance credits which amounted to $0.0003 per share and 0.03% of average net assets.

(e) Amount represents less than $0.0001 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.04% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Money Market Fund (the“fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversified portfolio of high-quality short-term debt obligations. The fund may invest up to 100% of its assets in money market instruments from the banking, the personal credit and the business credit industries.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are generally not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares are offered to qualified employee-benefit plans. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2008 $39,633 of losses recognized during the period November 1, 2006 to September 30, 2007.

The aggregate identified cost on a financial reporting and tax basis is the same.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million, 0.30% of the next $500 million, 0.275% of the next $2.5 billion, 0.25% of the next $2.5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2008, Putnam Management did not waive any of its management fee from the fund.

For the period ended March 31, 2008, Putnam Management has assumed $6,021 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2008, the fund incurred $4,056,486 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2008, the fund’s expenses were reduced by $303,319 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $974, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively.

For the six months ended March 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $147,408 and $3,691 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% for class A and class T shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the six months ended March 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class M or class T shares acquired through an exchange from another fund.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2008, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $7,824,195,889 and $7,747,972,518, respectively.

Note 4: Capital shares

At March 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

CLASS A	Shares	Amount

Six months ended 3/31/08:

Shares sold	1,337,470,472	$1,337,470,472

Shares issued
in connection
with reinvestment
of distributions	71,298,092	71,298,092

	1,408,768,564	1,408,768,564

Shares
repurchased	(1,337,736,874)	(1,337,736,874)

Net increase	71,031,690	$71,031,690

Year ended 9/30/07:

Shares sold	2,375,555,569	$2,375,555,569

Shares issued
in connection
with reinvestment
of distributions	144,337,582	144,337,582

	2,519,893,151	2,519,893,151

Shares
repurchased	(1,994,839,737)	(1,994,839,737)

Net increase	525,053,414	$525,053,414

CLASS B	Shares	Amount

Six months ended 3/31/08:

Shares sold	70,503,157	$70,503,157

Shares issued
in connection
with reinvestment
of distributions	1,997,836	1,997,836

	72,500,993	72,500,993

Shares
repurchased	(72,450,040)	(72,450,040)

Net increase	50,953	$50,953

Year ended 9/30/07:

Shares sold	104,271,165	$104,271,165

Shares issued
in connection
with reinvestment
of distributions	5,714,134	5,714,134

	109,985,299	109,985,299

Shares
repurchased	(166,626,034)	(166,626,034)

Net decrease	(56,640,735)	$(56,640,735)

CLASS C	Shares	Amount

Six months ended 3/31/08:

Shares sold	25,670,230	$25,670,230

Shares issued
in connection
with reinvestment
of distributions	385,537	385,537

	26,055,767	26,055,767

Shares
repurchased	(15,353,774)	(15,353,774)

Net increase	10,701,993	$10,701,993

Year ended 9/30/07:

Shares sold	28,720,995	$28,720,995

Shares issued
in connection
with reinvestment
of distributions	654,277	654,277

	29,375,272	29,375,272

Shares
repurchased	(25,635,328)	(25,635,328)

Net increase	3,739,944	$3,739,944

CLASS M	Shares	Amount

Six months ended 3/31/08:

Shares sold	36,235,051	$36,235,051

Shares issued
in connection
with reinvestment
of distributions	967,940	967,940

	37,202,991	37,202,991

Shares
repurchased	(24,269,471)	(24,269,471)

Net increase	12,933,520	$12,933,520

Year ended 9/30/07:

Shares sold	48,969,725	$48,969,725

Shares issued
in connection
with reinvestment
of distributions	1,882,252	1,882,252

	50,851,977	50,851,977

Shares
repurchased	(50,085,407)	(50,085,407)

Net increase	766,570	$766,570

CLASS R	Shares	Amount

Six months ended 3/31/08:

Shares sold	3,303,034	$3,303,034

Shares issued
in connection
with reinvestment
of distributions	83,313	83,313

	3,386,347	3,386,347

Shares
repurchased	(966,066)	(966,066)

Net increase	2,420,281	$2,420,281

Year ended 9/30/07:

Shares sold	51,648,617	$51,648,617

Shares issued
in connection
with reinvestment
of distributions	5,508,166	5,508,166

	57,156,783	57,156,783

Shares
repurchased	(207,165,716)	(207,165,716)

Net decrease	(150,008,933)	$(150,008,933)

CLASS T	Shares	Amount

Six months ended 3/31/08:

Shares sold	9,933,145	$9,933,145

Shares issued
in connection
with reinvestment
of distributions	330,227	330,227

	10,263,372	10,263,372

Shares
repurchased	(5,070,952)	(5,070,952)

Net increase	5,192,420	$5,192,420

Year ended 9/30/07:

Shares sold	15,160,800	$15,160,800

Shares issued
in connection
with reinvestment
of distributions	618,159	618,159

	15,778,959	15,778,959

Shares
repurchased	(10,540,755)	(10,540,755)

Net increase	5,238,204	$5,238,204

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2008, management fees paid were reduced by $43,726 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $2,405,657 for the period ended March 31, 2008. During the period ended March 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $647,870,718 and $629,874,380, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“FAS 161”) Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133 (“FAS 133”), which expands the disclosure requirements in FAS 133 about an entity’s derivative instruments and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Putnam Management is currently evaluating the impact the adoption of these accounting pronouncements will have on the fund’s financial statements and related disclosures.

Putnam puts your
interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA039 250649 5/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed - End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed - End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed - End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Money Market Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 30, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 30, 2008